Social and Statutory Obligations	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Social and statutory obligations
19. Social and Statutory obligations
Social and Statutory obligations is mainly composed from the Group sharing program for its employees which does not extend to the Executive Board. As of December 31, 2019, the balance of unrealized gains on the balance sheet under the “Social and statutory obligations” line item is R$ 492,723 (R$ 251,690 as of December 31, 2018).

	2019	2018
Obligations to non-controlling interest	35,666	27,137
Employee profit-sharing (a)	395,568	173,202
Salaries and other benefits payable	61,489	51,351

Total	492,723	251,690

(a)
The Group has a bonus scheme for its employees based on profit sharing program as agreed under collective bargaining, which does not extend to the Executive Board. The bonus is calculated at each half of the year and payments made in the February and August.